SECURED REVOLVING LINE OF CREDIT NOTE

$20,000,000 May 1, 2024

Pursuant to this Secured Revolving Line of Credit Note (the "Note"), Cardinal Ethanol, LLC, an Indiana limited liability company ("Lender"), shall make available to its wholly-owned subsidiary, Cardinal Colwich, LLC, a Kansas limited liability company ("Borrower"), one or more disbursements (each, an "Advance") in an aggregate amount not to exceed twenty million dollars ($20,000,000) (the "Maximum Commitment") to finance Borrower's business.

1. INTEREST. Except as otherwise provided herein, the outstanding principal amount of the Advances made hereunder shall bear interest per annum at the Prime Rate (as defined below) minus 0.25% (the "Applicable Margin"), subject to a floor of two and three quarters percent (2.75%) per annum. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed until the amounts due hereunder are paid in full, whether at maturity, upon acceleration, prepayment or otherwise. Interest shall be calculated on the balance outstanding at the end of each month.

"Prime Rate" shall mean the U.S. Prime Rate as published by the *Wall Street Journal* as the U.S. Prime Rate and is currently determined by the base rate on corporate loans posted by at least seventy percent (70%) of the nation's ten (10) largest banks (the "Index"). Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate will change with, and be adjusted and determined, on each day the Index changes. The interest rate change will not occur more often than daily. If at any time the Index is less than zero, then it shall be deemed to be zero for the purpose of calculating the Prime Rate. If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also adjust the Applicable Margin to accompany the substitute index. The change to the Applicable Margin may be a positive or negative value, or zero. In making these amendments, Lender will act in a commercially reasonable manner and may take into consideration any then prevailing market convention for selecting a substitute index and margin for the specific Index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower ten (10) business days after Lender gives written notice to Borrower without any action or consent of Borrower.

Upon the occurrence of an Event of Default (as defined below), the then entire outstanding principal balance of this Note shall, upon written notice by Lender to Borrower, accrue interest until such default is cured or waived in writing, at a rate per annum equal to the lesser of 6% above the interest rate that would otherwise apply, or the maximum interest rate permitted under applicable law.

2. DISBURSEMENT. As a condition to the disbursement of any Advance, Borrower shall deliver to Lender a request for an Advance including (i) the amount of the Advance, and (ii) the date the Advance is to be disbursed. Upon receipt of a request for an Advance, Lender, shall make available to the Borrower the amount requested on the disbursement date. Notwithstanding the foregoing or anything to the contrary in this Note, Lender shall not be obligated to make any Advance unless Lender approves the Advance. Lender reserves the right to refuse any request in its sole discretion.

3. REPAYMENT. Borrower shall make payments of accrued but unpaid interest on the outstanding principal balance on the first calendar day of each month commencing on July 1, 2024. The aggregate unpaid Advances, all remaining accrued and unpaid interest and all other amounts payable under this Note shall be due and payable in full on the "Maturity Date" which shall mean the earlier of May 1, 2029, or the occurrence of a Repayment Event (as defined below). The following shall each constitute a "Repayment Event": (i) a sale or disposition of all or substantially all of the assets of Borrower, (ii) the sale or disposition of more than 51% of the equity interests in Borrower, or (iii) the merger, reorganization or restructuring of Borrower.

Payments under this Note shall first be applied to unpaid costs of collection and taxes hereunder, then to accrued but unpaid interest, and then to outstanding principal. Borrower shall make all payments under this Note to Lender at such address as Lender may from time to time designate in writing to Borrower. Borrower may prepay all or part of the principal sum of the indebtedness evidenced by this Note without penalty. Such prepayment of principal shall be accompanied by payment of any unpaid interest accrued to the time of such prepayment on the amount of the prepayment. Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due, and they shall not affect or impair the right of Lender to pursue all remedies available to Lender hereunder.

4. SECURITY. To secure full payment of the principal, interest, costs, fees, and all other obligations hereunder, Borrower hereby assigns, pledges, and grants to Lender, a security interest in and continuing lien on all goods, property, assets and rights of Borrower, including, but not limited to, the goods, property, assets and rights of Borrower described in Exhibit A attached hereto, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (collectively, with the property secured by the Mortgage (as defined below), the "Collateral").

In addition, this Note is secured by in that certain Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing dated as of the date hereof given by Cardinal Colwich, LLC, in favor of Cardinal Ethanol, LLC, creating a lien against the property described therein (the "Mortgage"). The covenants of the Mortgage are incorporated by reference to this Note. Upon breach of this Note, Lender shall have all of the rights of a secured party under the Uniform Commercial Code and all other rights pursuant to this Note and is further entitled to the benefits of the Mortgage.

Borrower authorizes Lender to file from time to time all UCC Financing Statements (and any amendments or continuations thereof) and any other documents necessary to perfect the security interest created hereby or by the Mortgage with respect to the Collateral without signature by or notice to Borrower. Upon Lender's request, Borrower covenants and agrees to take such further actions and execute, deliver, file, or record (in such manner and form as Lender may reasonably require) any assignment, financing statement, or other instrument or document that may be necessary or desirable to create, preserve, or perfect any security interest granted to Lender under this Note or to enable Lender to exercise and enforce its rights under this Note, the Mortgage or with respect to the Collateral.

5. SUBORDINATION. Notwithstanding anything contained herein to the contrary, all obligations, liabilities and indebtedness of the Borrower to Lender under this Note and the security interest and lien created by this Note and the Mortgage, shall be subject to the prior security interest and lien by First National Bank of Omaha ("FNBO") (the "Permitted Encumbrances") and the terms and conditions of that certain Subordination Agreement dated January 31, 2024, between FNBO and Cardinal Ethanol, LLC, and accepted and acknowledged by Cardinal Colwich, LLC (the "Subordination Agreement").

6. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default (each, an "Event of Default") under this Note:

(a) Failure to Pay. Borrower fails to pay any principal, interest or any other amount when due and such failure continues for fourteen (14) days after the original due date;

(b) Non-Compliance. Borrower fails to comply with any term, covenant or agreement under this Note within twenty (20) days after written notice to Borrower that it is in violation of such term or condition;

(c) Material Change. Any material adverse change shall occur in Borrower's business, operations or condition (financial or otherwise);

(d) Voluntary Bankruptcy or Insolvency Proceedings. Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of

its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(e) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 45 days of commencement.

7. REMEDY UPON DEFAULT. Upon an Event of Default, Lender may, at its option, declare the entire unpaid principal balance on this Note and all unpaid interest immediately due and payable, without presentment, demand, or notice, and Borrower shall immediately pay such amounts. The rights and remedies of Lender, as provided in this Note or otherwise provided by law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively, or together at the sole discretion of Lender. Borrower shall reimburse Lender on demand for all reasonable out-of-pocket costs, expenses, and fees (including reasonable attorney's fees) incurred by Lender in connection with the collection of principal, interest, costs, fees and any other amounts due under this Note, upon an Event of Default.

8. MISCELLANEOUS. The rights and obligations of Borrower and Lender shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and transferees of the parties. Except as otherwise provided herein, any provision of this Note may be amended, waived or modified upon the written consent of Borrower and Lender. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without giving effect to principles of conflict of laws. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. In the event that any one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Note shall not be in any way impaired. Except as otherwise required herein, Borrower hereby waives presentment, demand for payment, protest, notice of dishonor, notice of protest or nonpayment, notice of intent to accelerate, notice of acceleration of maturity, and diligence in connection with the enforcement of this Note or the taking of any action to collect sums owing hereunder. Lender will not be deemed to have waived any of its rights hereunder unless such waiver is in writing and signed by Lender, nor shall any such waiver be operative upon other than a single occasion. No delay on the part of Lender in the exercise of any power or right under this Note shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No renewal or extension of this Note, no acceptance of security for this Note, and no delay in the enforcement of payment of this Note shall affect the liability of Borrower.

[Signature page to follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Secured Revolving Line of Credit Note to be executed effective as of the date first written above.

BORROWER:

CARDINAL COLWICH, LLC

By: William Dartt

Name: William Dartt

Title: Treasurer

LENDER:

CARDINAL ETHANOL, LLC

By: Jeffrey L. Painter

Name: Jeffrey L. Painter

Title: CEO & President

EXHIBIT A

(a) All personal and fixture property of every kind and nature including, without limitation, all goods, equipment, inventory, furniture and fixtures, all of every kind and nature (including any accessions, additions, improvements, attachments and accessories thereto and products and proceeds thereof, and all operating manuals, service records, maintenance logs and warranties applicable thereto), and including all inventory in which Borrower has an interest in mass or a joint or other interest or right of any kind and prepaid inventory kept or stored at the facility of the seller or another third party.

(b) All instruments (including promissory notes, notes receivable and supporting obligations), documents, negotiable and non-negotiable documents of title, negotiable and non-negotiable warehouse receipts, bills of lading, transit receipts or other documents of title, however denominated and the goods underlying or relating to warehouse receipts.

(c) All accounts, all of Borrower's rights to goods represented by or securing any accounts, all proceeds from the disposition or collection of accounts, all of Borrower's rights as an unpaid vendor, including the right to reclaim goods, the right to stop goods in transit and the right to replevy goods, and all guaranties, letters of credit and other supports to the payment of accounts, chattel paper (whether tangible or electronic), deposit accounts, certificates of deposit (whether negotiable or non-negotiable), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, trademarks, service marks, copyrights, patents and other intellectual property rights and all of Borrower's rights therein or thereto, software, general intangibles (including all payment intangibles), all payments and rights to payments whether or not earned by performance including, but not limited to, price support payments, subsidy payments, guaranty payments, payments in kind, deficiency payments, letters of entitlements, storage payments, emergency assistance, diversion payments, production flexibility contracts, contract reserve payments, grain insurance fund and/or ethanol insurance fund claim rights and the right to bring such claims on Borrower's behalf, grain insurance fund proceeds, ethanol insurance fund proceeds and all similar programs of any and every kind, whether federal, state or local, and any other rights to payment under or from any preexisting, current or future federal, state or local government program, and the products and proceeds of all the foregoing.

(d) All farm products, including, but not limited to, all cattle, poultry and livestock and their young, together with all products and replacements for such cattle, poultry and livestock; all crops, annual or perennial, and all products of such crops; and all grain, feed, seed, fertilizer, chemicals, medicines, and other supplies used or produced in Borrower's operations or sold as inventory, and the products and proceeds and rights to payments associated with all or any of the foregoing.

(e) All books, records, ledger sheets or cards, reports, scale tickets, invoices, purchase orders, customer lists, mailing lists, files, correspondence, computer programs, tapes, disks and other documents, software or data processing software that at any time relates to any of the foregoing or are otherwise necessary or helpful in realizing on or collecting on any Collateral.

(f) All investment property, securities, securities accounts and the securities entitlements, securities and investment property contained therein, all commodity brokerage accounts, and all hedging accounts, and all commodity and securities entitlements, investment property, commodities and other rights associated with such commodity brokerage accounts or the positions therein, and hedging accounts, and all commodity accounts and all the commodities, securities, investment property, assets, entitlements, equity, cash or value contained therein.

(g) All commercial tort claims now existing or hereafter arising.

(h) To the extent not otherwise included, all proceeds and products of any and all of the foregoing, and all accessions to, substitutions and replacements for, and rents and profits of each of the foregoing.